UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 25, 2003
                                                          --------------

                          OCWEN FINANCIAL CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                65-0039856
           -------                      -------                ----------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                              The Forum, Suite 1000
                              ---------------------
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

The news release of the Registrant dated April 25, 2003, announcing the decision in the Admiral Home Loan Arbitration is attached hereto and filed herewith as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         99.1     Text of a press release dated April 25, 2003.



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       -----------------------------------------
                                       (Registrant)


                                       By: /s/ MARK S. ZEIDMAN
                                           -------------------------------------
                                               Mark S. Zeidman
                                               Senior Vice President and
                                               Chief Financial Officer

Date:  April 25, 2003



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


                                  EXHIBIT INDEX

Exhibit No.       Description                                              Page
-----------       -----------                                              ----

  99.1            News release of Ocwen Financial Corporation, dated        5
                  April 25, 2003, announcing the decision in the Admiral Home Loan Arbitration



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